UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – February 29, 2012

RF MONOLITHICS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	0-24414	75-1638027
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road Dallas, Texas 75244
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including Area Code - (972) 233-2903

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On February 29, 2012, the Company received a letter from The Nasdaq Stock Market ("Nasdaq") confirming that it has regained compliance with the $1.00 minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Listing Rule 5550(a)(2). Pursuant to Nasdaq's rules, the Company’s common stock was required to achieve a closing bid price of $1.00 per share or greater for 10 consecutive business days which occurred on February 28, 2012. The Company’s shares will continue to be traded on The Nasdaq Capital Market under the symbol RFMI, and the matter is now considered closed.

Item 9.01 Exhibits.

(c)	Exhibits.

	Exhibit	Description

	99.1	Registrant’s Press Release, dated March 1, 2012, announcing the Company has regained compliance with NASDAQ listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RF MONOLITHICS, INC.

		By:	/s/ Harley E Barnes III
Harley E Barnes III
Chief Financial Officer

Date:	March 1, 2012

EXHIBIT INDEX

Exhibit	Description

99.1	Registrant’s Press Release, dated March 1, 2012, announcing the Company has regained compliance with NASDAQ listing requirements.

2